Exhibit 10.16

FIRST AMENDMENT TO
LEASE AGREEMENT

Dated as of November 22, 2002,

(amending the Lease Agreement,
dated as of
June 1, 2000)

between

INDIANOLA DG PROPERTY, LLC,
as the Lessor,

and

DOLLAR GENERAL CORPORATION,
as the Lessee.

Indexing Instructions:

Prepared by/return to:
Section 35, Township 19 North,

Douglas L. Wisner
Range 5 West,

Mayer, Brown, Rowe & Maw
Sunflower County, MS

1675 Broadway, New York, NY  10019

Telephone:  (212) 505-2500

FIRST AMENDMENT TO LEASE AGREEMENT

THIS FIRST AMENDMENT TO LEASE AGREEMENT (this “Amendment”) dated as of November 22, 2002, by and between INDIANOLA DG PROPERTY, LLC, a Delaware limited liability company, as the Lessor (the “Lessor”), and DOLLAR GENERAL CORPORATION, a Tennessee corporation, as the Lessee (the “Lessee”) and is joined by WILMINGTON TRUST COMPANY, a Delaware banking corporation, in its capacity as the Agent (the “Agent”) for the Holders for the limited purposes provided below.

In consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

W I T N E S S E T H:

WHEREAS, FU/DG Indianola, LLC (“FU/DG”) and the Lessee have heretofore entered into a certain Lease Agreement, dated as of June 1, 2000 (the “Lease Agreement”); and

WHEREAS, FU/DG entered into that certain Assignment of Lease (as such term is defined in the Lease Agreement; each capitalized term shall be defined in the manner set forth below) pursuant to which FU/DG assigned to the Agent, for the benefit of the Holders and the Head Lessor, certain of its rights under the Lease Agreement; and

WHEREAS, FU/DG sold, transferred and conveyed all of its right, title and interest in and to the Lease Agreement and the Property to Lessor on or about December 19, 2001; and

WHEREAS, the Lessee requested the Lessor, the Holders and the Head Lessor to grant certain waivers under the Assignment of Lease and the Note Purchase Agreement and the Holders and the Head Lessor granted the waivers as set forth in the Waiver Letter and the Head Lessor Waiver Letter, respectively, subject, in each case, to the amendment of the Lease Agreement as set forth in the Waiver Letter; and

WHEREAS, each of the parties hereto is willing, on the terms and subject to the conditions hereinafter set forth, to amend the Lease Agreement upon the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the agreements contained herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1

Defined Terms.  Capitalized terms (whether or not italicized) when used in this Amendment, including its preamble and recitals, shall, except where the context otherwise requires, have the meanings assigned to such terms in the Lease Agreement or Section 3.1 of this Amendment, as applicable.  The Rules of Usage set forth in Appendix A of the Lease Agreement shall apply to this Amendment.

ARTICLE II

WAIVER REGARDING
RESTATEMENT OF FINANCIAL STATEMENTS

SECTION 2.1

Waiver Regarding Restatement of Financial Statements.  Under clause (p) of Section 20.01 of the Lease Agreement, the Lessee made certain representations regarding its audited financial statements.  The Lessee has subsequently restated such financial statements and based upon such restatement, a Lease Event of Default has occurred.  The Lessee has requested the Agent and the Lessor to waive such Lease Event of Default and the Lessee has agreed to enter into this Amendment as a material inducement to the Lessor to obtain the waiver set forth herein.  The Agent and the Lessor hereby waive any Lease Default and Lease Event of Default that may have occurred as a result of the Lessee’s representations regarding its audited financial statements and the restatement of such financial statements.

SECTION 2.2

Reservation of Rights.  The Lessee agrees that this Amendment shall not constitute (x) a waiver or forbearance by the Lessor, the Agent or the Head Lessor under any of the Operative Documents, except as expressly set forth herein, (y) the acceptance by the Lessor, the Agent or the Head Lessor of any course of conduct by the Lessee or (z) an agreement by the Lessor, the Agent or the Head Lessor to amend any of the Operative Documents without the required approvals.  Except as expressly set forth herein, in the First Amendment to Note Purchase Agreement and in the First Amendment to Intercreditor Agreement, the Lessee further agrees that the Lessor, the Agent and the Head Lessor reserve all rights, remedies and options under the Operative Documents to require the Lessee to perform all of its obligations under the Operative Documents which are then due and owing or are susceptible of performance, as the case may be.

ARTICLE III

AMENDMENTS

SECTION 3.1

Amendments.  The parties hereto hereby agree as follows:

(a)

From and after the Effective Date (but not before), the following definitions shall be added in the appropriate alphabetical location to Appendix A of the Lease Agreement:

“Credit Agreements” means (i) that certain 364-Day Revolving Credit Agreement and (ii) that certain 3-Year Revolving Credit Agreement, each dated as of June 21, 2002 among the Lessee, as the Borrower, the Lenders from time to time party thereto, Credit Suisse First Boston, as the Syndication Agent, Keybank National Association and U.S.  Bank National Association, as Co-Documentation Agents, and Suntrust Bank, as Administrative Agent, in each case, as the same may be amended, modified, restated, renewed, increased, replaced, supplemented or amended and restated; provided, however, for purposes of Section 21.03 of this Agreement if at any time neither of the Credit Agreements (as the same may be amended, modified, restated, renewed, increased, replaced, supplemented or amended and restated) described in clauses (i) and (ii) of this definition is in effect, the most recent of such Credit Agreements to be in effect shall be deemed to be in effect.

“Credit Agreement Default” shall mean a “Default” as such term is defined in each of the Credit Agreements (as in effect from time to time).

“Credit Agreement Event of Default” shall mean an “Event of Default” as such term is defined in each of the Credit Agreements (as in effect from time to time).

“First Amendment to Intercreditor Agreement” shall mean the First Amendment to Intercreditor Agreement among the Agent, the Holders, the Lessor and the Head Lessor dated as of November 22, 2002 (which was agreed to and acknowledged by the Lessee and the Servicer).

“First Amendment to Lease Agreement” shall mean this Amendment.

“First Amendment to Note Purchase Agreement” shall mean the First Amendment to Note Purchase Agreement among the Agent, the Holders and the Lessor dated as of November 22, 2002.

“Head Lessor Waiver Letter” shall mean that certain letter from the Head Lessor to the Lessee dated as of January 9, 2002.

“Initial Schedule 3.01” and “Initial Schedule 12.01” shall mean the original Schedule 3.01 or the original Schedule 12.01, as the case may be, to this Agreement.

“Lump Sum Base Rental Payment” shall mean, as of the applicable Rent Payment Date, the amount opposite such Rent Payment Date set forth in Schedule 21.04 attached hereto.

“Lump Sum First Renewal Term” shall have the meaning specified in Section 5.01(a)(ii) of the Lease.

“Post Closing Deliverable” shall have the meaning specified in Section 4.2 of this Amendment.

“Revised Schedule 3.01” and “Revised Schedule 12.01” shall mean Revised Schedule 3.01 or Revised Schedule 12.01, as the case may be, attached to the First Amendment to Lease Agreement.

“Stated Maturity Date” shall have the meaning specified in the Note Purchase Agreement.

“Waiver Letter” shall mean that certain letter from the Agent to the Lessee as of January 9, 2002.

(b)

The definition of “Rent” in Appendix A of the Lease Agreement shall be deleted in its entirety and the following definition shall be substituted in its place:

“‘Rent’ shall mean Interim Rent, Base Rent (including the Lump Sum Base Rental Payment if, as and when paid), Renewal Rent and Supplemental Rent, collectively.”

(c)

Item (ii) of clause (a) of Section 5.01 of the Lease shall be renumbered item (iii) and the following new item (ii)shall be added:

“(ii) Upon the payment of the Lump Sum Base Rental Payment, automatically for a period of fourteen(14) months commencing on the date that is the day after the expiration of the Base Term and ending fourteen months following the expiration of the Base Term (the ‘Lump Sum First Renewal Term’).  Notwithstanding anything to the contrary set forth in this Agreement or any other Operative Document, the Renewal Rent payable for the Lump Sum First Renewal Term shall be determined in accordance with Section 21.04(b) and Revised Schedule 3.01; and”

(d)

The first sentence of clause (b) of Section 5.01 of the Lease shall be amended to add “, other than the Lump Sum First Renewal Term” after “Renewal Term”.

(e)

The following item shall be added to clause (a) of Section 20.03 of the Lease Agreement after item (ii) therein:

“(iii) Delivery of Information required by the Credit Agreements – The Lessee shall deliver to the Agent a copy of all information which the Lessee is required to deliver pursuant to and in accordance with the Credit Agreements (but only to the extent that such information is not duplicative of information which Lessee is delivering to the Agent pursuant to this Agreement or otherwise).”

(f)

The words “[Intentionally Omitted]” shall be deleted under Article XXI and the following Article and Sections shall be substituted therefor:

“Article XXI
Lump Sum Base Rental Payment

SECTION 21.01.  Delivery of the Credit Agreements.  The Lessee warrants and represents that it has delivered to the Lessor and the Agent a true, correct and complete copy of each of the Credit Agreements in effect as of the Effective Date.

SECTION 21.02.  Delivery of Notices and Amendments.

(a)  The Lessee covenants and agrees that it shall deliver to the Lessor and the Agent a copy of each demand for performance, notice of Credit Agreement Default, notice of Credit Agreement Event of Default and requests for indemnification received by the Lessee under either of the Credit Agreements promptly but in no event later than within two Business Days after receipt thereof by the Lessee, and a copy of all notices or responses given by the Lessee under either of the Credit Agreements with respect to any such demand for performance, Credit Agreement Default, Credit Agreement Event of Default or request for indemnification.  In addition, the Lessee shall provide the Lessor and the Agent with a copy of each and every amendment, modification, restatement, renewal, increase, replacement, supplement and amendment and restatement of each of the Credit Agreements within five Business Days after such instrument is executed and delivered by the parties thereto, it being expressly understood and agreed that the Lessee shall have the right to enter into amendments, modifications, restatements, renewals, increases, replacements, supplements and amendments and restatements (each, a “Credit Agreement Amendment “) of the Credit Agreements from time to time without the consent of the Agent or the Holders.

(b)  After the execution and delivery of any such Credit Agreement Amendment by the parties thereto, within 60 days after written request by the Agent, the Lessor and the Lessee shall enter into an amendment of this Agreement which is reasonably required to provide the Lessor and the Holders with the substantive benefits of all covenants (affirmative, negative and financial) and Credit Agreement Defaults and Credit Agreement Events of Default as set forth in the Credit Agreements (as amended from time to time); provided, however, any remedies for breaches thereof shall be limited as set forth in Sections 21.04 and 21.05.  If the Agent has not requested an amendment of this Agreement or the other Operative Documents with respect to any such Credit Agreement Amendment, the Lessee may request the Lessor, the Agent, the Holders, and the Head Lessor to enter into an amendment of the Operative Documents to which such Persons are a party if such amendment is required in order to conform the provisions of this Article XXI to applicable provisions of the Credit Agreement, as amended by a Credit Agreement Amendment) but only so long as after giving effect thereto the rights of such Persons under the Operative Documents are not adversely affected (as reasonably determined by each such Person affected by such proposed amendment).  Notwithstanding anything to the contrary in this Article XXI, it is expressly understood and agreed that the effectiveness of any such Credit Agreement Amendment shall not be affected by the existence or non-existence of any conforming amendment hereto.

SECTION 21.03.  Performance of Credit Agreements.

The Lessee covenants and agrees that it shall perform all obligations under the Credit Agreements (as in effect from time to time) including, without limitation, all affirmative and financial covenants set forth therein and that it shall not violate any of the negative covenants set forth in such Credit Agreements, in each case, beyond the expiration of applicable grace, notice and cure periods.  The Lessee expressly acknowledges that the Agent, upon the direction of the Required Holders (as defined in the Note Purchase Agreement), shall have an independent right to demand performance by the Lessee of its obligations under the Credit Agreements and determine compliance thereto by the Lessee and that the Agent shall not be bound by any determination by any of the lenders or agents under either of the Credit Agreements or any waiver or forbearance entered into or approved thereby.

SECTION 21.04.  Breaches of Credit Agreement; Lump Sum Payment .

(a)  Upon the occurrence of (i) a Credit Agreement Event of Default (whether declared by the administrative agent and/or the lenders under the Credit Agreements, or by the Agent in its reasonable discretion (after direction from the Required Holders) or (ii) upon the determination by the Agent in its reasonable discretion (after direction from the Required Holders)) that (A) any representation or warranty of the Lessee made or deemed to be made under Article V of the First Amendment to Lease Agreement is incorrect when made or deemed to have been made in any material respect or (B) the Lessee has breached any covenants under this Article XXI or under clause (c) of Section 4.1 of the First Amendment to Lease Agreement (and with respect to breaches other than under Section 21.03 and 21.04 and breaches relating to the payment of money, such breach has continued for a period of thirty (30) days after the Agent’s written notice thereof to the Lessee), then, on the next Rent Payment Date after written notice has been given by the Agent in accordance with this Agreement, the Lessee shall make a payment of Base Rent due on such Rent Payment Date as set forth on Schedule 3.01 and the Lump Sum Base Rental Payment (which Lump Sum Base Rental Payment shall be in addition to the payment of Base Rent due on such Rent Payment Date as set forth on Schedule 3.01).  The Lump Sum Base Rental Payment shall constitute (i) a prepayment of some or all of the Base Rent otherwise payable from such Rent Payment Date through the remainder of the Base Term (any such portion determined in accordance with Section 21.04(b)) and (ii) a prepayment of the Renewal Rent for the Lump Sum First Renewal Term (as set forth on the Revised Schedule 3.01).  Such Lump Sum Base Rental Payment shall be paid by the Lessor to the Agent in accordance with the Assignment of Lease and applied by the Holders as an optional prepayment in full of the Notes, as a result of which the Mortgage shall be released and discharged subject to the provisions of the Operative Documents.  Notwithstanding anything to the contrary set forth in this Agreement or any other Operative Document, neither the existence of a Credit Agreement Default or Credit Agreement Event of Default nor any misrepresentation by the Lessee under Article V of the First Amendment to Lease Agreement or breach by the Lessee of any of its obligations under this Article XXI or clause (c) of Section 4.1 of the First Amendment to Lease Agreement shall constitute a Lease Default, Lease Event of Default, Note Purchase Agreement Default, Note Purchase Agreement Event of Default, Head Lease Default (as defined in the Note Purchase Agreement) or Head Lease Event of Default (as defined in the Note Purchase Agreement) and the sole and exclusive remedies of Lessor (or the Agent under the Assignment of Lease) as a consequence thereof shall be as set forth in Section 21.05.

(b)  Revised Schedule 3.01 reflects the manner in which a Lump Sum Base Rental Payment, if made pursuant hereto, shall be applied to the prepayment of the Base Rent and the amount to be applied to the prepayment of Renewal Rent by setting forth for each Rent Payment Date (i) the Base Rent payable, (ii) the portion of Base Rent that shall be prepaid by the Lump Sum Base Rental Payment (the “Prepayable Base Rent”), (iii) the portion of Base Rent that shall not be prepaid by the Lump Sum Base Rental Payment (the “Non-Prepayable Base Rent”) and (iv) the portion of the Lump Sum Base Rental Payment that shall be applied against the Renewal Rent for the Lump Sum First Renewal Term.  From and after the date on which the Lessee makes the Lump Sum Base Rental Payment together with the Base Rent due on such Rent Payment Date (as set forth on Schedule 3.01) in accordance with the terms of this Article XXI, Base Rent shall be treated for purposes of Section 3.01 of this Agreement as consisting only of Non-Prepayable Base Rent and Lessee shall thereafter pay as Base Rent on each Rent Payment Date only an amount equal to the Non-Prepayable Base Rent for such Rent Payment Date.  It is the intention of the parties hereto that the allocation of Base Rent and Renewal Rent set forth on the Schedule 3.01 and Revised Schedule 3.01 shall be considered to be a specific allocation of fixed rent within the meaning of Treasury Regulations Section 1.467-1(c)(2)(ii)(A), the Base Rent or Renewal Rent for each Rent Payment Date being allocable to the month ended on such Rent Payment Date.

(c)  If the Lessee becomes obligated to pay and pays the Lump Sum Base Rental Payment together with the Base Rent due on such Rent Payment Date (as set forth on Initial Schedule 3.01) in accordance with the terms of this Article XXI, then (i) there shall be considered to exist a loan from the Lessee to the Lessor solely for purposes of Section 467 of the Code initially in the amount of the Lump Sum Base Rental Payment (the “Section 467 Loan”), (ii) the Lessee shall promptly prepare and deliver to the Lessor a schedule (the “Section 467 Loan Schedule”) setting forth for each subsequent Rent Payment Date the balance of the Section 467 Loan and the interest accrued on the Section 467 Loan (the “Section 467 Loan Interest”), which Section 467 Loan Schedule shall, upon reasonable approval by the Lessor, be incorporated into the Lease as a part thereof, and (iii) for federal income tax purposes, the Lessor shall deduct and the Lessee shall include in income for each taxable year the Section 467 Loan Interest for such year.

(d)  From and after the date on which the Lessee makes the Lump Sum Base Rental Payment, together with the Base Rent due on such Rent Payment Date (as set forth on Schedule 3.01) in accordance with the terms of this Article XXI, (i) the Term of this Lease shall automatically be extended to include the Lump Sum First Renewal Term and (ii) the Revised Schedule 12.01 shall automatically become effective and shall, absent manifest error, without further action by any Person replace the Schedule 12.01.

SECTION 21.05.  Remedies.  If the Lessee breaches its obligation to pay the Lump Sum Base Rental Payment in accordance with Section 21.04, the following exclusive remedies shall apply, it being expressly understood that the Lessor, the Agent and the Holders, individually and collectively, shall not have any remedies provided for under Section 17.01 or elsewhere in this Agreement (other than this Section 21.05) or any other remedies otherwise available to the Lessor under the laws of the State where the Property is located that are applicable to the lessor-lessee relationship established by the Lease and that nothing in this Section 21.05 shall be interpreted or construed in any manner that will permit the failure of the Lessee to make payment of the Lump Sum Rental Payment to be treated as or considered to be a Lease Default or Lease Event of Default:

(a)  If the Lump Sum Base Rental Payment is not paid on the due date thereof, then the Lessee shall pay interest thereon at the interest rate provided for in the Notes; provided, however, that if such payment is not paid by the third day after the Lump Sum Base Rental Payment becomes due and payable, then for each day thereafter until the Lump Sum Base Rental Payment is paid, interest shall accrue on the Lump Sum Base Rental Payment at the Default Rate.  Lessee acknowledges its responsibility to pay interest at the Default Rate and late charges owed to any Holder by reason of Lessee’s failure to pay the Lump Sum Base Rental Payment in accordance with this clause (a).  All amounts to be paid under this clause (a) shall be paid by the Lessor to the Agent in accordance with the Assignment of Lease.

(b)  Until payment of the Lump Sum Base Rental Payment (unless a Lease Default or Lease Event of Default otherwise exists), the Lessee’s rights under Section 4.01, clause (c) of Section 5.01, Section 11.01, Section 14.01, Section 19.01, clause (e) of Section 19.02, item (iii) of clause (c) of Section 19.03, clause (b) of Section 20.03, clause (e) of Section 23.01, Section 27.14 and Section 27.15 of this Agreement shall be limited as if a Lease Event of Default has occurred and is continuing.

(c)  Until payment of the Lump Sum Base Rental Payment (unless a Lease Default or Lease Event of Default otherwise exists), the Lessor shall have the right to inspect the Property in accordance with Section 15.01 as if a Lease Event of Default has occurred and is continuing.

(d)  The Lessor shall have all rights (which rights, pursuant to the Assignment of Lease, have been assigned to the Agent) at law, equity or other appropriate proceeding (including the right to bring a separate suit) (i) to enforce the Lessee’s obligations under this Article XXI whether or not the Lessor is then exercising remedies under Section 17.01 of this Agreement based upon a Lease Event of Default pursuant to the terms of this Agreement (for the avoidance of doubt, other than with respect to this Article XXI), and (ii) to declare one or more Lease Defaults or Lease Events of Default pursuant to the terms of this Agreement (for the avoidance of doubt, other than with respect to this Article XXI) and to exercise remedies under Section 17.01 of this Agreement based thereon whether or not the Lessor is then exercising rights under clause (i) of this sentence.  Each right, power and remedy of the Lessor under this Section 21.05 shall be cumulative and concurrent and in addition to every other right, power or remedy of the Lessor under this Agreement and the exercise or the beginning of the exercise by the Lessor of any one or more of the rights, powers or remedies provided for in this Agreement or the Operative Documents or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Lessor of any or all of such other rights, powers or remedies.  Other than Revised Schedule 3.01 and Revised Schedule 12.01, neither the payment nor the failure to pay the Lump Sum Base Rental Payment shall affect any of the rights, remedies or obligations of the Lessor or the Lessee under this Agreement or the other Operative Documents to which they are a party.

SECTION 21.06.  Indemnification.  The Lessee agrees to assume liability for, and to indemnify, protect, defend, save and keep harmless each Indemnitee, on an After-Tax Basis, from and against any Claims that may be suffered, imposed on or asserted against any Indemnitee, arising out of a breach by the Lessee of its obligations under this Article XXI.  Lessee acknowledges that the foregoing includes any costs incurred by any Indemnitee in performing any inspections of any Property if such inspection reveals a violation by Lessee of Section 8.05 of this Agreement.  The provisions of Section 19.01 of this Agreement (other than clause (a)) shall apply to this indemnification; provided, however, for purposes of this Section 21.06, the Lessee shall have no right under Section 19.01 to exercise any rights granted to the Lessee under said Section 19.01 if a breach exists under Section 21.04 or if a Lease Default or Lease Event of Default has occurred and is continuing.”

ARTICLE IV

CONDITIONS PRECEDENT AND POST CLOSING DELIVERIES

SECTION 4.1

Conditions to Effectiveness.  This Amendment shall be and become effective as of the date (the “Effective Date”) on which each of the following conditions precedent shall have been satisfied.  Lessor agrees that its execution of this Amendment shall evidence its agreement that such conditions precedent shall have been satisfied and that the Effective Date has occurred as of the date of this Amendment.

(a)

Execution of Amendment, First Amendment to Note Purchase Agreement and the First Amendment to Intercreditor Agreement.  The Agent, the Lessor and the Lessee shall have received executed counterparts of this Amendment, the First Amendment to Note Purchase Agreement and the First Amendment to Intercreditor Agreement from the parties signatory hereto and thereto and the Effective Date as defined in each such instrument shall have occurred.

(b)

Incumbency, etc.  The Agent shall have received (with copies for each Participant) an Officer’s Certificate dated the date hereof of the Lessor and the Lessee certifying:

(i)

as to the incumbency and signatures of the Person or Persons authorized to execute and deliver this Amendment and any instruments or agreements required hereunder,

(ii)

as to an attached copy of one or more resolutions or other authorizations of each such Person together with an Officer’s Certificate certifying that such resolutions or other authorizations are in full force and effect on the date hereof, and which grant such Person the authorization to execute, deliver and perform this Amendment and any instruments or agreements required hereunder, and

(iii)

that the organizational documents of each such Person have not been modified since the date on which they were last delivered to the Agent,

upon which certificate the Agent and each Participant may conclusively rely until it shall have received a further Officer’s Certificate of such Person canceling or amending such prior certificate.

(c)

Fees.  All reasonable fees and costs and expenses of Mayer, Brown, Rowe & Maw, Piper Rudnick LLP, Parker Poe Adams and Bernstein LLP, Kelley Drye & Warren LLP and Moore and Van Allen, PLLC in connection with the negotiation, execution and delivery of this Amendment, the First Amendment to Note Purchase Agreement and the First Amendment to Intercreditor Agreement and the transactions contemplated thereby shall have been paid in full by Lessee.

(d)

Delivery of Amendment, First Amendment to Note Purchase Agreement and First Amendment to Intercreditor Agreement.  The Lessee shall have delivered this Amendment, the First Amendment to Note Purchase Agreement and the First Amendment to Intercreditor Agreement to all Persons entitled thereto under the Operative Documents to receive delivery hereof and thereof.

(e)

Consent of Residual Value Insurer.  The Residual Value Insurer (as defined in the Note Purchase Agreement) shall have delivered its written consent to the execution and delivery of this Amendment and, if required, the First Amendment to Note Purchase Agreement and the First Amendment to Intercreditor Agreement.  The form and substance of such consent shall be reasonably satisfactory to the Lessor and the Agent.

(f)

Opinions.  The Agent shall have received such opinions of counsel as it deems necessary, dated as of the date of this Amendment and addressed to the Agent and the other Participants which shall be in form and substance satisfactory to the Agent and such other Participants.

SECTION 4.2

 Post Closing Deliveries.  On or before February 15, 2003, time being of the essence as to the Company, the Company shall deliver to the Agent a legal opinion of Bass, Berry & Sims PLC (or another firm of outside counsel reasonably satisfactory to the Required Holders (as such term is defined in the Note Purchase Agreement)) with respect to the due authorization of this Amendment (the “Post Closing Deliverable”).  The form and content of the Post Closing Deliverable shall be reasonably satisfactory to the Required Holders.  If the Company fails to deliver the Post Closing Deliverable in accordance with this Section 4.2, this Amendment shall be void ab initio.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

In order to induce the Lessor to enter into this Amendment and to induce the other Participants to consent to the execution and delivery of this Amendment, the Lessee hereby reaffirms, as of the date hereof, its representations and warranties contained in Article XX of the Lease Agreement (other than the representations set forth in clauses (p) and (r) (as updated by Schedule 20.01(r) to this Amendment) of Section 20.01) and Article IV of each of the Credit Agreements and additionally represents and warrants unto the Participants as set forth in this Article V.

SECTION 5.1

Limitation.  Except as expressly provided hereby and by the First Amendment to Note Purchase Agreement and the First Amendment to Intercreditor Agreement, all of the representations, warranties, terms, covenants and conditions of the Lease Agreement and each other Operative Document shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.  The amendments, modifications and consents set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Lease Agreement, any other Operative Document, or other instrument referred to therein or herein, or of any transaction or further or future action on the part of the Lessee or any other Person which would require the consent of such Person.

SECTION 5.2

Offsets and Defenses.  The Lessee has no offsets or defenses to its obligations under the Operative Documents and no claims or counterclaims against any of the Participants.

SECTION 5.3

No Default.  After giving effect to this Amendment, the First Amendment to Note Purchase Agreement and the First Amendment to Intercreditor Agreement, no Lease Default, Lease Event of Default, Credit Agreement Default or Credit Agreement Event of Default exists.

SECTION 5.4

Consents and Approvals.  All approvals and consents required to be taken, given or obtained, as the case may be, by or from any Governmental Authority, any holder of any Indebtedness (as defined in the Lease Agreement and each of the Credit Agreements) or any other Person that are necessary in connection with the execution, delivery and performance of this Amendment and the First Amendment to Intercreditor Agreement by the Lessee have been taken, given or obtained, as the case may be, and are in full force and effect.

ARTICLE VI

MISCELLANEOUS PROVISIONS

SECTION 6.1

Ratification of and References to the Lease Agreement.  This Amendment shall be deemed to be an amendment to the Lease Agreement, and the Lease Agreement, as amended hereby, shall continue in full force and effect and is hereby ratified, approved and confirmed in each and every respect.  All references (i) to the Lease Agreement (including references to “this Agreement” which refer to the Lease Agreement) herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Lease Agreement as amended hereby, (ii) to the Note Purchase Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Note Purchase Agreement, as amended by the Note Amendment, (iii) to the Intercreditor Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Intercreditor Agreement, as amended by the First Amendment to Intercreditor Agreement and (iv) any of the Lease Agreement, the Note Purchase Agreement or the Intercreditor Agreement as an “Operative Document” shall hereafter be deemed to refer to such agreement, as amended as described in the preceding clauses (i), (ii) and (iii).

SECTION 6.2

Headings.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

SECTION 6.3

Applicable Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED, BUT EXCLUDING ALL CHOICE OF LAW AND CONFLICTS OF LAW RULES OF SUCH STATE.

SECTION 6.4

Cross-References.  References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.

SECTION 6.5

Operative Document.  This Amendment is an Operative Document executed pursuant to the Lease Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Lease Agreement, as amended hereby.

SECTION 6.6

Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 6.7

Counterparts.  This Amendment may be executed by the parties hereto in any number of counterparts and on separate counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

SECTION 6.8

Assignment of Lease.  The Lessor and the Lessee each acknowledge that, pursuant to the Assignment of Lease, the Lessor has assigned to the Agent, for the benefit of the Holders, all of the Lessor’s rights to receive payment of any Lump Sum Base Rent Payment and to enforce the rights of the Lessor to demand payment and performance of the obligations of the Lessee under the Lease Agreement as same may be amended or modified from time to time.

SECTION 6.9

Integration.  This Amendment, the First Amendment to Intercreditor Agreement, the First Amendment to Note Purchase Agreement and the other Operative Documents constitute the entire agreement among the parties hereto and thereto regarding the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, regarding such subject matters.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Lease Agreement as of the day and year first above written.

INDIANOLA DG PROPERTY, LLC, as the Lessor

By: /s/ Mary J. Garnett_________________

Name: Mary J. Garnett
Title: Vice President and Secretary

By: /s/ Rosalinda V. Oasay______________

Name: Rosalinda V. Oasay

Title: Vice President and Assistant

Treasurer

DOLLAR GENERAL CORPORATION, as the Lessee

By: /s/ Wade Smith____________________

Name: Wade Smith
Title: Treasurer

The undersigned hereby joins in the execution of this First Amendment for the sole purpose of (i) consenting to the amendments made to the Lease Agreement pursuant to the terms hereof, (ii) agreeing to be bound by the provisions thereof expressly applicable to the Agent and the Holders and (iii) confirming that all actions and determinations made by the Agent and the Holders pursuant to Article XXI of the Lease Agreement shall be subject to the same duties applicable to the Holders under the Assignment of Lease.

WILMINGTON TRUST COMPANY, as the Agent

By: /s/ Linda C. Mack_________________

Name: Linda C. Mack
Title: Administrative Account Manager

Revised Schedule 3.01

Period	Indianola Rent Schedule	Non Prepayable Base Rent	Prepayable Base Rent	Total Base Rent

31-Jul-00	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-Aug-00	$199,104.41	$199,104.41	$198,555.00	$397,659.41
30-Sep-00	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-Oct-00	$199,104.41	$199,104.41	$198,555.00	$397,659.41
30-Nov-00	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-Dec-00	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-Jan-01	$199,104.41	$199,104.41	$198,555.00	$397,659.41
28-Feb-01	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-Mar-01	$199,104.41	$199,104.41	$198,555.00	$397,659.41
30-Apr-01	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-May-01	$199,104.41	$199,104.41	$198,555.00	$397,659.41
30-Jun-01	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-Jul-01	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-Aug-01	$199,104.41	$199,104.41	$198,555.00	$397,659.41
30-Sep-01	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-Oct-01	$199,104.41	$199,104.41	$198,555.00	$397,659.41
30-Nov-01	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-Dec-01	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-Jan-02	$199,104.41	$199,104.41	$198,555.00	$397,659.41
28-Feb-02	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-Mar-02	$199,104.41	$199,104.41	$198,555.00	$397,659.41
30-Apr-02	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-May-02	$199,104.41	$199,104.41	$198,555.00	$397,659.41
30-Jun-02	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-Jul-02	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-Aug-02	$199,104.41	$199,104.41	$198,555.00	$397,659.41
30-Sep-02	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-Oct-02	$199,104.41	$199,104.41	$198,555.00	$397,659.41
30-Nov-02	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-Dec-02	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-Jan-03	$199,104.41	$199,104.41	$198,555.00	$397,659.41
28-Feb-03	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-Mar-03	$199,104.41	$199,104.41	$198,555.00	$397,659.41
30-Apr-03	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-May-03	$199,104.41	$199,104.41	$198,555.00	$397,659.41
30-Jun-03	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-Jul-03	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-Aug-03	$199,104.41	$199,104.41	$198,555.00	$397,659.41
30-Sep-03	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-Oct-03	$199,104.41	$199,104.41	$198,555.00	$397,659.41
30-Nov-03	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-Dec-03	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-Jan-04	$199,104.41	$199,104.41	$198,555.00	$397,659.41
29-Feb-04	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-Mar-04	$199,104.41	$199,104.41	$198,555.00	$397,659.41
30-Apr-04	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-May-04	$199,104.41	$199,104.41	$198,555.00	$397,659.41
30-Jun-04	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-Jul-04	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-Aug-04	$199,104.41	$199,104.41	$198,555.00	$397,659.41
30-Sep-04	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-Oct-04	$199,104.41	$199,104.41	$198,555.00	$397,659.41
30-Nov-04	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-Dec-04	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-Jan-05	$199,104.41	$199,104.41	$198,555.00	$397,659.41
28-Feb-05	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-Mar-05	$199,104.41	$199,104.41	$198,555.00	$397,659.41
30-Apr-05	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-May-05	$199,104.41	$199,104.41	$198,555.00	$397,659.41
30-Jun-05	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-Jul-05	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-Aug-05	$199,104.41	$199,104.41	$198,555.00	$397,659.41
30-Sep-05	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-Oct-05	$199,104.41	$199,104.41	$198,555.00	$397,659.41
30-Nov-05	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-Dec-05	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-Jan-06	$199,104.41	$199,104.41	$198,555.00	$397,659.41
28-Feb-06	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-Mar-06	$199,104.41	$199,104.41	$198,555.00	$397,659.41
30-Apr-06	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-May-06	$199,104.41	$199,104.41	$198,555.00	$397,659.41
30-Jun-06	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-Jul-06	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-Aug-06	$199,104.41	$199,104.41	$198,555.00	$397,659.41
30-Sep-06	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-Oct-06	$199,104.41	$199,104.41	$198,555.00	$397,659.41
30-Nov-06	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-Dec-06	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-Jan-07	$199,104.41	$199,104.41	$198,555.00	$397,659.41
28-Feb-07	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-Mar-07	$199,104.41	$199,104.41	$198,555.00	$397,659.41
30-Apr-07	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-May-07	$199,104.41	$199,104.41	$198,555.00	$397,659.41
30-Jun-07	$199,104.41	$199,104.41	$198,555.00	$397,659.41
31-Jul-07	$73,120.78	$73,120.78	$264,930.98	$338,051.76
31-Aug-07	$73,120.78	$73,120.78	$264,930.98	$338,051.76
30-Sep-07	$73,120.78	$73,120.78	$264,930.98	$338,051.76
31-Oct-07	$73,120.78	$73,120.78	$264,930.98	$338,051.76
30-Nov-07	$73,120.78	$73,120.78	$264,930.98	$338,051.76
31-Dec-07	$73,120.78	$73,120.78	$264,930.98	$338,051.76
31-Jan-08	$73,120.78	$73,120.78	$264,930.98	$338,051.76
29-Feb-08	$73,120.78	$73,120.78	$264,930.98	$338,051.76
31-Mar-08	$73,120.78	$73,120.78	$264,930.98	$338,051.76
30-Apr-08	$73,120.78	$73,120.78	$264,930.98	$338,051.76
31-May-08	$73,120.78	$73,120.78	$264,930.98	$338,051.76
30-Jun-08	$73,120.78	$73,120.78	$264,930.98	$338,051.76
31-Jul-08	$73,120.78	$73,120.78	$264,930.98	$338,051.76
31-Aug-08	$73,120.78	$73,120.78	$264,930.98	$338,051.76
30-Sep-08	$73,120.78	$73,120.78	$264,930.98	$338,051.76
31-Oct-08	$73,120.78	$73,120.78	$264,930.98	$338,051.76
30-Nov-08	$73,120.78	$73,120.78	$264,930.98	$338,051.76
31-Dec-08	$73,120.78	$73,120.78	$264,930.98	$338,051.76
31-Jan-09	$73,120.78	$73,120.78	$264,930.98	$338,051.76
28-Feb-09	$73,120.78	$73,120.78	$264,930.98	$338,051.76
31-Mar-09	$73,120.78	$73,120.78	$264,930.98	$338,051.76
30-Apr-09	$73,120.78	$73,120.78	$264,930.98	$338,051.76
31-May-09	$73,120.78	$73,120.78	$264,930.98	$338,051.76
30-Jun-09	$73,120.78	$73,120.78	$264,930.98	$338,051.76
31-Jul-09		$0.00	$264,930.98	$264,930.98
31-Aug-09		$0.00	$264,930.98	$264,930.98
30-Sep-09		$0.00	$264,930.98	$264,930.98
31-Oct-09		$0.00	$264,930.98	$264,930.98
30-Nov-09		$0.00	$264,930.98	$264,930.98
31-Dec-09		$0.00	$264,930.98	$264,930.98
31-Jan-10		$0.00	$264,930.98	$264,930.98
28-Feb-10		$0.00	$264,930.98	$264,930.98
31-Mar-10		$0.00	$264,930.98	$264,930.98
30-Apr-10		$0.00	$264,930.98	$264,930.98
31-May-10		$0.00	$264,930.98	$264,930.98
30-Jun-10		$0.00	$264,930.98	$264,930.98
31-Jul-10		$0.00	$264,930.98	$264,930.98
31-Aug-10		$0.00	$264,930.98	$264,930.98
30-Sep-10		$0.00	$264,930.98	$264,930.98
31-Oct-10		$0.00	$264,930.98	$264,930.98
30-Nov-10		$0.00	$264,930.98	$264,930.98
31-Dec-10		$0.00	$264,930.98	$264,930.98
31-Jan-11		$0.00	$264,930.98	$264,930.98
28-Feb-11		$0.00	$264,930.98	$264,930.98
31-Mar-11		$0.00	$264,930.98	$264,930.98
30-Apr-11		$0.00	$264,930.98	$264,930.98
31-May-11		$0.00	$264,930.98	$264,930.98
30-Jun-11		$0.00	$264,930.98	$264,930.98
31-Jul-11		$0.00	$264,930.98	$264,930.98
31-Aug-11		$0.00	$264,930.98	$264,930.98
30-Sep-11		$0.00	$264,930.98	$264,930.98
31-Oct-11		$0.00	$264,930.98	$264,930.98
30-Nov-11		$0.00	$264,930.98	$264,930.98
31-Dec-11		$0.00	$264,930.98	$264,930.98
31-Jan-12		$0.00	$264,930.98	$264,930.98
29-Feb-12		$0.00	$264,930.98	$264,930.98
31-Mar-12		$0.00	$264,930.98	$264,930.98
30-Apr-12		$0.00	$264,930.98	$264,930.98
31-May-12		$0.00	$264,930.98	$264,930.98
30-Jun-12		$0.00	$264,930.98	$264,930.98
31-Jul-12		$0.00	$264,930.98	$264,930.98
31-Aug-12		$0.00	$264,930.98	$264,930.98
30-Sep-12		$0.00	$264,930.98	$264,930.98
31-Oct-12		$0.00	$264,930.98	$264,930.98
30-Nov-12		$0.00	$264,930.98	$264,930.98
31-Dec-12		$0.00	$264,930.98	$264,930.98
31-Jan-13		$0.00	$264,930.98	$264,930.98
28-Feb-13		$0.00	$264,930.98	$264,930.98
31-Mar-13		$0.00	$264,930.98	$264,930.98
30-Apr-13		$0.00	$264,930.98	$264,930.98
31-May-13		$0.00	$264,930.98	$264,930.98
30-Jun-13		$0.00	$264,930.98	$264,930.98
31-Jul-13		$0.00	$264,930.98	$264,930.98
31-Aug-13		$0.00	$264,930.98	$264,930.98
30-Sep-13		$0.00	$264,930.98	$264,930.98
31-Oct-13		$0.00	$264,930.98	$264,930.98
30-Nov-13		$0.00	$264,930.98	$264,930.98
31-Dec-13		$0.00	$264,930.98	$264,930.98
31-Jan-14		$0.00	$264,930.98	$264,930.98
28-Feb-14		$0.00	$264,930.98	$264,930.98
31-Mar-14		$0.00	$264,930.98	$264,930.98
30-Apr-14		$0.00	$264,930.98	$264,930.98
31-May-14		$0.00	$264,930.98	$264,930.98
30-Jun-14		$0.00	$264,930.98	$264,930.98
31-Jul-14		$0.00	$264,930.98	$264,930.98
31-Aug-14		$0.00	$264,930.98	$264,930.98
30-Sep-14		$0.00	$264,930.98	$264,930.98
31-Oct-14		$0.00	$264,930.98	$264,930.98
30-Nov-14		$0.00	$264,930.98	$264,930.98
31-Dec-14		$0.00	$264,930.98	$264,930.98
31-Jan-15		$0.00	$264,930.98	$264,930.98
28-Feb-15		$0.00	$264,930.98	$264,930.98
31-Mar-15		$0.00	$264,930.98	$264,930.98
30-Apr-15		$0.00	$264,930.98	$264,930.98
31-May-15		$0.00	$264,930.98	$264,930.98
30-Jun-15		$0.00	$264,930.98	$264,930.98
31-Jul-15		$0.00	$264,930.98	$264,930.98
31-Aug-15		$0.00	$264,930.98	$264,930.98
30-Sep-15		$0.00	$264,930.98	$264,930.98
31-Oct-15		$0.00	$264,930.98	$264,930.98
30-Nov-15		$0.00	$264,930.98	$264,930.98
31-Dec-15		$0.00	$264,930.98	$264,930.98
31-Jan-16		$0.00	$264,930.98	$264,930.98
29-Feb-16		$0.00	$264,930.98	$264,930.98
31-Mar-16		$0.00	$264,930.98	$264,930.98
30-Apr-16		$0.00	$264,930.98	$264,930.98
31-May-16		$0.00	$264,930.98	$264,930.98
30-Jun-16		$0.00	$264,930.98	$264,930.98
31-Jul-16		$0.00	$264,930.98	$264,930.98
31-Aug-16		$0.00	$264,930.98	$264,930.98
30-Sep-16		$0.00	$264,930.98	$264,930.98
31-Oct-16		$0.00	$264,930.98	$264,930.98
30-Nov-16		$0.00	$264,930.98	$264,930.98
31-Dec-16		$0.00	$264,930.98	$264,930.98
31-Jan-17		$0.00	$264,930.98	$264,930.98
28-Feb-17		$0.00	$264,930.98	$264,930.98
31-Mar-17		$0.00	$264,930.98	$264,930.98
30-Apr-17		$0.00	$264,930.98	$264,930.98
31-May-17		$0.00	$264,930.98	$264,930.98
30-Jun-17		$0.00	$264,930.98	$264,930.98
31-Jul-17		$0.00	$264,930.98	$264,930.98
31-Aug-17		$0.00	$264,930.98	$264,930.98
30-Sep-17		$0.00	$264,930.98	$264,930.98
31-Oct-17		$0.00	$264,930.98	$264,930.98
30-Nov-17		$0.00	$264,930.98	$264,930.98
31-Dec-17		$0.00	$264,930.98	$264,930.98
31-Jan-18		$0.00	$264,930.98	$264,930.98
28-Feb-18		$0.00	$264,930.98	$264,930.98
31-Mar-18		$0.00	$264,930.98	$264,930.98
30-Apr-18		$0.00	$264,930.98	$264,930.98
31-May-18		$0.00	$264,930.98	$264,930.98
30-Jun-18		$0.00	$264,930.98	$264,930.98
31-Jul-18		$0.00	$264,930.98	$264,930.98
31-Aug-18		$0.00	$264,930.98	$264,930.98
30-Sep-18		$0.00	$264,930.98	$264,930.98
31-Oct-18		$0.00	$264,930.98	$264,930.98
30-Nov-18		$0.00	$264,930.98	$264,930.98
31-Dec-18		$0.00	$264,930.98	$264,930.98
31-Jan-19		$0.00	$264,930.98	$264,930.98
28-Feb-19		$0.00	$264,930.98	$264,930.98
31-Mar-19		$0.00	$264,930.98	$264,930.98
30-Apr-19		$0.00	$264,930.98	$264,930.98
31-May-19		$0.00	$264,930.98	$264,930.98
30-Jun-19		$0.00	$264,930.98	$264,930.98
31-Jul-19		$0.00	$264,930.98	$264,930.98
31-Aug-19		$0.00	$264,930.98	$264,930.98
30-Sep-19		$0.00	$264,930.98	$264,930.98
31-Oct-19		$0.00	$264,930.98	$264,930.98
30-Nov-19		$0.00	$264,930.98	$264,930.98
31-Dec-19		$0.00	$264,930.98	$264,930.98
31-Jan-20		$0.00	$264,930.98	$264,930.98
29-Feb-20		$0.00	$264,930.98	$264,930.98
31-Mar-20		$0.00	$264,930.98	$264,930.98
30-Apr-20		$0.00	$264,930.98	$264,930.98
31-May-20		$0.00	$264,930.98	$264,930.98
30-Jun-20		$0.00	$264,930.98	$264,930.98
31-Jul-20		$0.00	$264,930.98	$264,930.98
31-Aug-20		$0.00	$264,930.98	$264,930.98
30-Sep-20		$0.00	$264,930.98	$264,930.98
31-Oct-20		$0.00	$264,930.98	$264,930.98
30-Nov-20		$0.00	$264,930.98	$264,930.98
31-Dec-20		$0.00	$264,930.98	$264,930.98
31-Jan-21		$0.00	$264,930.98	$264,930.98
28-Feb-21		$0.00	$264,930.98	$264,930.98
31-Mar-21		$0.00	$264,930.98	$264,930.98
30-Apr-21		$0.00	$264,930.98	$264,930.98
31-May-21		$0.00	$264,930.98	$264,930.98
30-Jun-21		$0.00	$264,930.98	$264,930.98
31-Jul-21		$0.00	$264,930.98	$264,930.98
31-Aug-21		$0.00	$264,930.98	$264,930.98
30-Sep-21		$0.00	$264,930.98	$264,930.98
31-Oct-21		$0.00	$264,930.98	$264,930.98
30-Nov-21		$0.00	$264,930.98	$264,930.98
31-Dec-21		$0.00	$264,930.98	$264,930.98
31-Jan-22		$0.00	$264,930.98	$264,930.98
28-Feb-22		$0.00	$264,930.98	$264,930.98
31-Mar-22		$0.00	$264,930.98	$264,930.98
30-Apr-22		$0.00	$264,930.98	$264,930.98
31-May-22		$0.00	$264,930.98	$264,930.98
30-Jun-22		$0.00	$264,930.98	$264,930.98
Lump Sum First Renewal Rent			Prepayable Renewal Rent	Total Renewal Rent
31-Jul-22			$264,930.98	$264,930.98
31-Aug-22			$264,930.98	$264,930.98
30-Sep-22			$264,930.98	$264,930.98
31-Oct-22			$264,930.98	$264,930.98
30-Nov-22			$264,930.98	$264,930.98
31-Dec-22			$264,930.98	$264,930.98
31-Jan-23			$264,930.98	$264,930.98
28-Feb-23			$264,930.98	$264,930.98
31-Mar-23			$264,930.98	$264,930.98
30-Apr-23			$264,930.98	$264,930.98
31-May-23			$264,930.98	$264,930.98
30-Jun-23			$264,930.98	$264,930.98
31-Jul-22			$264,930.98	$264,930.98
31-Aug-22			$264,930.98	$264,930.98

Revised Schedule 12.01

		Lump Sum
		Base Rental	Recalculated
Period	Termination Value	Payment	Termination Value

31-Jul-00	43,579,175	27,900,000	15,679,175
31-Aug-00	43,501,235	27,900,000	15,601,235
30-Sep-00	43,423,296	27,900,000	15,523,296
31-Oct-00	43,345,356	27,900,000	15,445,356
30-Nov-00	43,266,997	27,900,000	15,366,997
31-Dec-00	43,189,058	27,900,000	15,289,058
31-Jan-01	43,111,118	27,900,000	15,211,118
28-Feb-01	43,032,759	27,900,000	15,132,759
31-Mar-01	42,954,820	27,900,000	15,054,820
30-Apr-01	42,876,880	27,900,000	14,976,880
31-May-01	42,798,521	27,900,000	14,898,521
30-Jun-01	42,720,582	27,900,000	14,820,582
31-Jul-01	42,642,642	27,900,000	14,742,642
31-Aug-01	42,564,283	27,900,000	14,664,283
30-Sep-01	42,486,343	27,900,000	14,586,343
31-Oct-01	42,408,404	27,900,000	14,508,404
30-Nov-01	42,330,464	27,900,000	14,430,464
31-Dec-01	42,252,105	27,900,000	14,352,105
31-Jan-02	42,174,166	27,900,000	14,274,166
28-Feb-02	42,096,226	27,900,000	14,196,226
31-Mar-02	42,017,867	27,900,000	14,117,867
30-Apr-02	41,939,928	27,900,000	14,039,928
31-May-02	41,861,988	27,900,000	13,961,988
30-Jun-02	41,783,629	27,900,000	13,883,629
31-Jul-02	41,705,690	27,900,000	13,805,690
31-Aug-02	41,627,750	27,900,000	13,727,750
30-Sep-02	41,549,391	27,900,000	13,649,391
31-Oct-02	41,471,452	27,900,000	13,571,452
30-Nov-02	41,393,512	27,900,000	13,493,512
31-Dec-02	41,315,153	27,900,000	13,415,153
31-Jan-03	41,237,213	27,900,000	13,337,213
28-Feb-03	41,159,274	27,900,000	13,259,274
31-Mar-03	41,081,334	27,900,000	13,181,334
30-Apr-03	41,002,975	27,900,000	13,102,975
31-May-03	40,925,036	27,900,000	13,025,036
30-Jun-03	40,847,096	27,900,000	12,947,096
31-Jul-03	40,768,737	27,900,000	12,868,737
31-Aug-03	40,690,798	27,900,000	12,790,798
30-Sep-03	40,612,858	27,900,000	12,712,858
31-Oct-03	40,534,499	27,900,000	12,634,499
30-Nov-03	40,456,560	27,900,000	12,556,560
31-Dec-03	40,378,620	27,900,000	12,478,620
31-Jan-04	40,300,261	27,900,000	12,400,261
29-Feb-04	40,222,322	27,900,000	12,322,322
31-Mar-04	40,144,382	27,900,000	12,244,382
30-Apr-04	40,066,023	27,900,000	12,166,023
31-May-04	39,988,083	27,900,000	12,088,083
30-Jun-04	39,910,144	27,900,000	12,010,144
31-Jul-04	39,832,204	27,900,000	11,932,204
31-Aug-04	39,753,845	27,900,000	11,853,845
30-Sep-04	39,675,906	27,900,000	11,775,906
31-Oct-04	39,597,966	27,900,000	11,697,966
30-Nov-04	39,519,607	27,900,000	11,619,607
31-Dec-04	39,441,668	27,900,000	11,541,668
31-Jan-05	39,363,728	27,900,000	11,463,728
28-Feb-05	39,285,369	27,900,000	11,385,369
31-Mar-05	39,207,430	27,900,000	11,307,430
30-Apr-05	39,129,490	27,900,000	11,229,490
31-May-05	39,051,131	27,900,000	11,151,131
30-Jun-05	38,973,192	27,900,000	11,073,192
31-Jul-05	38,895,252	27,900,000	10,995,252
31-Aug-05	38,816,893	27,900,000	10,916,893
30-Sep-05	38,738,953	27,900,000	10,838,953
31-Oct-05	38,661,014	27,900,000	10,761,014
30-Nov-05	38,583,074	27,900,000	10,683,074
31-Dec-05	38,504,715	27,900,000	10,604,715
31-Jan-06	38,426,776	27,900,000	10,526,776
28-Feb-06	38,348,836	27,900,000	10,448,836
31-Mar-06	38,270,477	27,900,000	10,370,477
30-Apr-06	38,192,538	27,900,000	10,292,538
31-May-06	38,114,598	27,900,000	10,214,598
30-Jun-06	38,036,239	27,900,000	10,136,239
31-Jul-06	37,958,300	27,900,000	10,058,300
31-Aug-06	37,880,360	27,900,000	9,980,360
30-Sep-06	37,802,001	27,900,000	9,902,001
31-Oct-06	37,724,062	27,900,000	9,824,062
30-Nov-06	37,646,122	27,900,000	9,746,122
31-Dec-06	37,567,763	27,900,000	9,667,763
31-Jan-07	37,489,823	27,900,000	9,589,823
28-Feb-07	37,411,884	27,900,000	9,511,884
31-Mar-07	37,333,944	27,900,000	9,433,944
30-Apr-07	37,255,585	27,900,000	9,355,585
31-May-07	37,177,646	27,900,000	9,277,646
30-Jun-07	37,099,706	27,900,000	9,199,706
31-Jul-07	37,021,347	27,833,624	9,187,723
31-Aug-07	36,943,408	27,766,776	9,176,632
30-Sep-07	36,865,468	27,699,452	9,166,016
31-Oct-07	36,787,109	27,631,648	9,155,461
30-Nov-07	36,709,170	27,563,363	9,145,807
31-Dec-07	36,631,230	27,494,591	9,136,639
31-Jan-08	36,552,871	27,425,330	9,127,541
29-Feb-08	36,474,932	27,355,576	9,119,356
31-Mar-08	36,396,992	27,285,325	9,111,667
30-Apr-08	36,319,052	27,214,575	9,104,477
31-May-08	36,240,693	27,143,321	9,097,373
30-Jun-08	36,162,754	27,071,560	9,091,194
31-Jul-08	36,084,814	26,999,288	9,085,526
31-Aug-08	36,006,455	26,926,502	9,079,953
30-Sep-08	35,928,516	26,853,198	9,075,318
31-Oct-08	35,850,576	26,779,372	9,071,204
30-Nov-08	35,772,217	26,705,021	9,067,196
31-Dec-08	35,694,278	26,630,141	9,064,137
31-Jan-09	35,616,338	26,554,728	9,061,610
28-Feb-09	35,537,979	26,478,778	9,059,201
31-Mar-09	35,460,040	26,402,288	9,057,752
30-Apr-09	35,382,100	26,325,253	9,056,847
31-May-09	35,303,741	26,247,670	9,056,071
30-Jun-09	35,225,802	26,169,535	9,056,267
31-Jul-09	35,147,862	26,090,844	9,057,018
31-Aug-09	35,069,922	26,011,593	9,058,329
30-Sep-09	34,991,563	25,931,778	9,059,786
31-Oct-09	34,913,624	25,851,394	9,062,229
30-Nov-09	34,835,684	25,770,439	9,065,245
31-Dec-09	34,757,325	25,688,908	9,068,418
31-Jan-10	34,679,386	25,606,796	9,072,589
28-Feb-10	34,601,446	25,524,100	9,077,346
31-Mar-10	34,523,087	25,440,816	9,082,271
30-Apr-10	34,445,148	25,356,939	9,088,209
31-May-10	34,367,208	25,272,465	9,094,743
30-Jun-10	34,288,849	25,187,389	9,101,460
31-Jul-10	34,210,910	25,101,709	9,109,201
31-Aug-10	34,132,970	25,015,418	9,117,552
30-Sep-10	34,054,611	24,928,513	9,126,098
31-Oct-10	33,976,671	24,840,990	9,135,681
30-Nov-10	33,898,732	24,752,845	9,145,887
31-Dec-10	33,820,792	24,664,071	9,156,721
31-Jan-11	33,742,433	24,574,666	9,167,767
28-Feb-11	33,664,494	24,484,625	9,179,869
31-Mar-11	33,586,554	24,393,943	9,192,611
30-Apr-11	33,508,195	24,302,616	9,205,580
31-May-11	33,430,256	24,210,638	9,219,618
30-Jun-11	33,352,316	24,118,006	9,234,310
31-Jul-11	33,273,957	24,024,715	9,249,242
31-Aug-11	33,196,018	23,930,760	9,265,258
30-Sep-11	33,118,078	23,836,136	9,281,942
31-Oct-11	33,039,719	23,740,839	9,298,880
30-Nov-11	32,961,780	23,644,864	9,316,916
31-Dec-11	32,883,840	23,548,205	9,335,635
31-Jan-12	32,805,481	23,450,859	9,354,622
29-Feb-12	32,727,541	23,352,820	9,374,721
31-Mar-12	32,649,602	23,254,083	9,395,518
30-Apr-12	32,571,662	23,154,644	9,417,018
31-May-12	32,493,303	23,054,497	9,438,807
30-Jun-12	32,415,364	22,953,637	9,461,727
31-Jul-12	32,337,424	22,852,059	9,485,365
31-Aug-12	32,259,065	22,749,759	9,509,306
30-Sep-12	32,181,126	22,646,730	9,534,395
31-Oct-12	32,103,186	22,542,969	9,560,217
30-Nov-12	32,024,827	22,438,468	9,586,359
31-Dec-12	31,946,888	22,333,225	9,613,663
31-Jan-13	31,868,948	22,227,232	9,641,716
28-Feb-13	31,790,589	22,120,485	9,670,105
31-Mar-13	31,712,650	22,012,978	9,699,672
30-Apr-13	31,634,710	21,904,706	9,730,004
31-May-13	31,556,351	21,795,663	9,760,688
30-Jun-13	31,478,411	21,685,845	9,792,567
31-Jul-13	31,400,472	21,575,245	9,825,227
31-Aug-13	31,322,532	21,463,857	9,858,675
30-Sep-13	31,244,173	21,351,678	9,892,496
31-Oct-13	31,166,234	21,238,699	9,927,534
30-Nov-13	31,088,294	21,124,917	9,963,377
31-Dec-13	31,009,935	21,010,325	9,999,610
31-Jan-14	30,931,996	20,894,918	10,037,078
28-Feb-14	30,854,056	20,778,689	10,075,367
31-Mar-14	30,775,697	20,661,633	10,114,064
30-Apr-14	30,697,758	20,543,744	10,154,014
31-May-14	30,619,818	20,425,016	10,194,802
30-Jun-14	30,541,459	20,305,443	10,236,016
31-Jul-14	30,463,520	20,185,019	10,278,501
31-Aug-14	30,385,580	20,063,738	10,321,842
30-Sep-14	30,307,221	19,941,594	10,365,627
31-Oct-14	30,229,281	19,818,581	10,410,701
30-Nov-14	30,151,342	19,694,692	10,456,650
31-Dec-14	30,073,402	19,569,922	10,503,481
31-Jan-15	29,995,043	19,444,263	10,550,780
28-Feb-15	29,917,104	19,317,711	10,599,393
31-Mar-15	29,839,164	19,190,257	10,648,907
30-Apr-15	29,760,805	19,061,897	10,698,908
31-May-15	29,682,866	18,932,623	10,750,242
30-Jun-15	29,604,926	18,802,429	10,802,497
31-Jul-15	29,526,567	18,671,309	10,855,258
31-Aug-15	29,448,628	18,539,255	10,909,372
30-Sep-15	29,370,688	18,406,262	10,964,426
31-Oct-15	29,292,329	18,272,322	11,020,007
30-Nov-15	29,214,390	18,137,430	11,076,960
31-Dec-15	29,136,450	18,001,577	11,134,873
31-Jan-16	29,058,510	17,864,757	11,193,753
29-Feb-16	28,980,151	17,726,963	11,253,188
31-Mar-16	28,902,212	17,588,189	11,314,023
30-Apr-16	28,824,272	17,448,428	11,375,845
31-May-16	28,745,913	17,307,671	11,438,242
30-Jun-16	28,667,974	17,165,913	11,502,061
31-Jul-16	28,590,034	17,023,146	11,566,888
31-Aug-16	28,511,675	16,879,363	11,632,312
30-Sep-16	28,433,736	16,734,557	11,699,178
31-Oct-16	28,355,796	16,588,720	11,767,076
30-Nov-16	28,277,437	16,441,846	11,835,591
31-Dec-16	28,199,498	16,293,926	11,905,572
31-Jan-17	28,121,558	16,144,953	11,976,604
28-Feb-17	28,043,199	15,994,921	12,048,278
31-Mar-17	27,965,260	15,843,820	12,121,439
30-Apr-17	27,887,320	15,691,645	12,195,675
31-May-17	27,809,380	15,538,386	12,270,994
30-Jun-17	27,731,021	15,384,036	12,346,985
31-Jul-17	27,653,082	15,228,588	12,424,493
31-Aug-17	27,575,142	15,072,034	12,503,108
30-Sep-17	27,496,783	14,914,366	12,582,418
31-Oct-17	27,418,844	14,755,575	12,663,268
30-Nov-17	27,340,904	14,595,655	12,745,249
31-Dec-17	27,262,545	14,434,596	12,827,949
31-Jan-18	27,184,606	14,272,392	12,912,214
28-Feb-18	27,106,666	14,109,032	12,997,633
31-Mar-18	27,028,307	13,944,511	13,083,796
30-Apr-18	26,950,368	13,778,818	13,171,549
31-May-18	26,872,428	13,611,946	13,260,481
30-Jun-18	26,794,069	13,443,887	13,350,182
31-Jul-18	26,716,130	13,274,632	13,441,498
31-Aug-18	26,638,190	13,104,172	13,534,018
30-Sep-18	26,560,250	12,932,499	13,627,751
31-Oct-18	26,481,891	12,759,604	13,722,287
30-Nov-18	26,403,952	12,585,479	13,818,472
31-Dec-18	26,326,012	12,410,115	13,915,897
31-Jan-19	26,247,653	12,233,503	14,014,151
28-Feb-19	26,169,714	12,055,633	14,114,080
31-Mar-19	26,091,774	11,876,498	14,215,276
30-Apr-19	26,013,415	11,696,088	14,317,327
31-May-19	25,935,476	11,514,395	14,421,081
30-Jun-19	25,857,536	11,331,408	14,526,128
31-Jul-19	25,779,177	11,147,119	14,632,059
31-Aug-19	25,701,238	10,961,518	14,739,720
30-Sep-19	25,623,298	10,774,596	14,848,701
31-Oct-19	25,544,939	10,586,345	14,958,594
30-Nov-19	25,466,999	10,396,753	15,070,246
31-Dec-19	25,389,060	10,205,812	15,183,247
31-Jan-20	25,311,120	10,013,513	15,297,607
29-Feb-20	25,232,761	9,819,845	15,412,917
31-Mar-20	25,154,822	9,624,798	15,530,023
30-Apr-20	25,076,882	9,428,364	15,648,518
31-May-20	24,998,523	9,230,531	15,767,992
30-Jun-20	24,920,584	9,031,291	15,889,293
31-Jul-20	24,842,644	8,830,633	16,012,011
31-Aug-20	24,764,285	8,628,546	16,135,739
30-Sep-20	24,686,346	8,425,022	16,261,324
31-Oct-20	24,608,406	8,220,049	16,388,357
30-Nov-20	24,530,047	8,013,617	16,516,430
31-Dec-20	24,452,108	7,805,717	16,646,391
31-Jan-21	24,374,168	7,596,336	16,777,832
28-Feb-21	24,295,809	7,385,466	16,910,343
31-Mar-21	24,217,869	7,173,095	17,044,775
30-Apr-21	24,139,930	6,959,212	17,180,717
31-May-21	24,061,990	6,743,808	17,318,182
30-Jun-21	23,983,631	6,526,870	17,456,761
31-Jul-21	23,905,692	6,308,389	17,597,303
31-Aug-21	23,827,752	6,088,353	17,739,400
30-Sep-21	23,749,393	5,866,750	17,882,643
31-Oct-21	23,671,454	5,643,571	18,027,883
30-Nov-21	23,593,514	5,418,803	18,174,711
31-Dec-21	23,515,155	5,192,436	18,322,719
31-Jan-22	23,437,216	4,964,458	18,472,757
28-Feb-22	23,359,276	4,734,858	18,624,418
31-Mar-22	23,280,917	4,503,623	18,777,294
30-Apr-22	23,202,978	4,270,743	18,932,235
31-May-22	23,125,038	4,036,205	19,088,833
30-Jun-22	23,046,679	3,800,000	19,246,680

Revised Schedule 20.01(r)

Material Adverse Litigation

Any shareholder litigation and related proceedings arising out of, related to or in connection with the Lessee’s restatement of its audited financial statements for its Fiscal Years 1998 and 1999 and its unaudited financial statements and information released prior to April 30, 2001, for its Fiscal Year 2000.

Revised Schedule 21.04

Lump Sum Base Rental Payment

Period

31-Jul-00	27,900,000
31-Aug-00	27,900,000
30-Sep-00	27,900,000
31-Oct-00	27,900,000
30-Nov-00	27,900,000
31-Dec-00	27,900,000
31-Jan-01	27,900,000
28-Feb-01	27,900,000
31-Mar-01	27,900,000
30-Apr-01	27,900,000
31-May-01	27,900,000
30-Jun-01	27,900,000
31-Jul-01	27,900,000
31-Aug-01	27,900,000
30-Sep-01	27,900,000
31-Oct-01	27,900,000
30-Nov-01	27,900,000
31-Dec-01	27,900,000
31-Jan-02	27,900,000
28-Feb-02	27,900,000
31-Mar-02	27,900,000
30-Apr-02	27,900,000
31-May-02	27,900,000
30-Jun-02	27,900,000
31-Jul-02	27,900,000
31-Aug-02	27,900,000
30-Sep-02	27,900,000
31-Oct-02	27,900,000
30-Nov-02	27,900,000
31-Dec-02	27,900,000
31-Jan-03	27,900,000
28-Feb-03	27,900,000
31-Mar-03	27,900,000
30-Apr-03	27,900,000
31-May-03	27,900,000
30-Jun-03	27,900,000
31-Jul-03	27,900,000
31-Aug-03	27,900,000
30-Sep-03	27,900,000
31-Oct-03	27,900,000
30-Nov-03	27,900,000
31-Dec-03	27,900,000
31-Jan-04	27,900,000
29-Feb-04	27,900,000
31-Mar-04	27,900,000
30-Apr-04	27,900,000
31-May-04	27,900,000
30-Jun-04	27,900,000
31-Jul-04	27,900,000
31-Aug-04	27,900,000
30-Sep-04	27,900,000
31-Oct-04	27,900,000
30-Nov-04	27,900,000
31-Dec-04	27,900,000
31-Jan-05	27,900,000
28-Feb-05	27,900,000
31-Mar-05	27,900,000
30-Apr-05	27,900,000
31-May-05	27,900,000
30-Jun-05	27,900,000
31-Jul-05	27,900,000
31-Aug-05	27,900,000
30-Sep-05	27,900,000
31-Oct-05	27,900,000
30-Nov-05	27,900,000
31-Dec-05	27,900,000
31-Jan-06	27,900,000
28-Feb-06	27,900,000
31-Mar-06	27,900,000
30-Apr-06	27,900,000
31-May-06	27,900,000
30-Jun-06	27,900,000
31-Jul-06	27,900,000
31-Aug-06	27,900,000
30-Sep-06	27,900,000
31-Oct-06	27,900,000
30-Nov-06	27,900,000
31-Dec-06	27,900,000
31-Jan-07	27,900,000
28-Feb-07	27,900,000
31-Mar-07	27,900,000
30-Apr-07	27,900,000
31-May-07	27,900,000
30-Jun-07	27,900,000
31-Jul-07	27,833,624
31-Aug-07	27,766,776
30-Sep-07	27,699,452
31-Oct-07	27,631,649
30-Nov-07	27,563,364
31-Dec-07	27,494,592
31-Jan-08	27,425,331
29-Feb-08	27,355,577
31-Mar-08	27,285,326
30-Apr-08	27,214,576
31-May-08	27,143,322
30-Jun-08	27,071,561
31-Jul-08	26,999,289
31-Aug-08	26,926,503
30-Sep-08	26,853,199
31-Oct-08	26,779,373
30-Nov-08	26,705,022
31-Dec-08	26,630,142
31-Jan-09	26,554,729
28-Feb-09	26,478,779
31-Mar-09	26,402,289
30-Apr-09	26,325,254
31-May-09	26,247,671
30-Jun-09	26,169,536
31-Jul-09	26,090,845
31-Aug-09	26,011,594
30-Sep-09	25,931,779
31-Oct-09	25,851,395
30-Nov-09	25,770,440
31-Dec-09	25,688,909
31-Jan-10	25,606,797
28-Feb-10	25,524,101
31-Mar-10	25,440,817
30-Apr-10	25,356,940
31-May-10	25,272,466
30-Jun-10	25,187,390
31-Jul-10	25,101,710
31-Aug-10	25,015,419
30-Sep-10	24,928,514
31-Oct-10	24,840,991
30-Nov-10	24,752,846
31-Dec-10	24,664,072
31-Jan-11	24,574,667
28-Feb-11	24,484,626
31-Mar-11	24,393,944
30-Apr-11	24,302,617
31-May-11	24,210,639
30-Jun-11	24,118,007
31-Jul-11	24,024,716
31-Aug-11	23,930,761
30-Sep-11	23,836,137
31-Oct-11	23,740,840
30-Nov-11	23,644,865
31-Dec-11	23,548,206
31-Jan-12	23,450,860
29-Feb-12	23,352,821
31-Mar-12	23,254,084
30-Apr-12	23,154,645
31-May-12	23,054,498
30-Jun-12	22,953,638
31-Jul-12	22,852,060
31-Aug-12	22,749,760
30-Sep-12	22,646,731
31-Oct-12	22,542,970
30-Nov-12	22,438,469
31-Dec-12	22,333,226
31-Jan-13	22,227,233
28-Feb-13	22,120,486
31-Mar-13	22,012,979
30-Apr-13	21,904,707
31-May-13	21,795,664
30-Jun-13	21,685,846
31-Jul-13	21,575,246
31-Aug-13	21,463,858
30-Sep-13	21,351,679
31-Oct-13	21,238,700
30-Nov-13	21,124,918
31-Dec-13	21,010,326
31-Jan-14	20,894,919
28-Feb-14	20,778,690
31-Mar-14	20,661,634
30-Apr-14	20,543,745
31-May-14	20,425,017
30-Jun-14	20,305,444
31-Jul-14	20,185,020
31-Aug-14	20,063,739
30-Sep-14	19,941,595
31-Oct-14	19,818,582
30-Nov-14	19,694,693
31-Dec-14	19,569,923
31-Jan-15	19,444,264
28-Feb-15	19,317,712
31-Mar-15	19,190,258
30-Apr-15	19,061,898
31-May-15	18,932,624
30-Jun-15	18,802,430
31-Jul-15	18,671,310
31-Aug-15	18,539,256
30-Sep-15	18,406,263
31-Oct-15	18,272,323
30-Nov-15	18,137,431
31-Dec-15	18,001,578
31-Jan-16	17,864,758
29-Feb-16	17,726,964
31-Mar-16	17,588,190
30-Apr-16	17,448,429
31-May-16	17,307,672
30-Jun-16	17,165,914
31-Jul-16	17,023,147
31-Aug-16	16,879,364
30-Sep-16	16,734,558
31-Oct-16	16,588,721
30-Nov-16	16,441,847
31-Dec-16	16,293,927
31-Jan-17	16,144,954
28-Feb-17	15,994,922
31-Mar-17	15,843,821
30-Apr-17	15,691,646
31-May-17	15,538,387
30-Jun-17	15,384,037
31-Jul-17	15,228,589
31-Aug-17	15,072,035
30-Sep-17	14,914,367
31-Oct-17	14,755,576
30-Nov-17	14,595,656
31-Dec-17	14,434,597
31-Jan-18	14,272,393
28-Feb-18	14,109,033
31-Mar-18	13,944,512
30-Apr-18	13,778,819
31-May-18	13,611,947
30-Jun-18	13,443,888
31-Jul-18	13,274,633
31-Aug-18	13,104,173
30-Sep-18	12,932,500
31-Oct-18	12,759,605
30-Nov-18	12,585,480
31-Dec-18	12,410,116
31-Jan-19	12,233,504
28-Feb-19	12,055,634
31-Mar-19	11,876,499
30-Apr-19	11,696,089
31-May-19	11,514,396
30-Jun-19	11,331,409
31-Jul-19	11,147,120
31-Aug-19	10,961,519
30-Sep-19	10,774,597
31-Oct-19	10,586,346
30-Nov-19	10,396,754
31-Dec-19	10,205,813
31-Jan-20	10,013,514
29-Feb-20	9,819,846
31-Mar-20	9,624,799
30-Apr-20	9,428,365
31-May-20	9,230,532
30-Jun-20	9,031,292
31-Jul-20	8,830,634
31-Aug-20	8,628,547
30-Sep-20	8,425,023
31-Oct-20	8,220,050
30-Nov-20	8,013,618
31-Dec-20	7,805,718
31-Jan-21	7,596,337
28-Feb-21	7,385,467
31-Mar-21	7,173,096
30-Apr-21	6,959,213
31-May-21	6,743,809
30-Jun-21	6,526,871
31-Jul-21	6,308,390
31-Aug-21	6,088,354
30-Sep-21	5,866,751
31-Oct-21	5,643,572
30-Nov-21	5,418,804
31-Dec-21	5,192,437
31-Jan-22	4,964,459
28-Feb-22	4,734,859
31-Mar-22	4,503,624
30-Apr-22	4,270,744
31-May-22	4,036,206
30-Jun-22	3,800,000